UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 27, 2006
(Date of earliest event reported)

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip Code)

(513) 768-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 27, 2006, the Compensation Committee of the Board of Directors of Alderwoods Group, Inc. (the “Company”) approved performance plan definitions and performance criteria for 2006 for the Alderwoods Support Function Annual Incentive Plan (the “Plan”) applicable to those individuals who will be named in the Summary Compensation Table of the Company’s Proxy Statement relating to the 2006 Annual Meeting of Shareholders (the “Named Executive Officers”), other than Mr. John S. Lacey, Chairman of the Board. In accordance with his current employment agreement, Mr. Lacey will not participate in the Plan in fiscal 2006. These criteria provide that (1) the bonus for Mr. Paul A. Houston, President and Chief Executive Officer, under the Plan will be based 90% on the achievement of financial criteria and 10% on succession planning criteria and (2) the bonuses for Mr. Kenneth A. Sloan, Executive Vice President, Chief Financial Officer, and Mr. Ross S. Caradonna, Executive Vice President, Chief Information Officer, under the Plan will be based 66.7% on the achievement of financial criteria and 33.3% on business plan objectives (or “BPOs,” as defined in the Plan). The financial criteria for Messrs. Houston, Sloan and Caradonna are based 50% on target amounts for earnings from operations, 40% on target amounts for earnings before interest, taxes, depreciation and amortization, and 10% on target amounts for revenue. The bonus for Mr. Aaron Shipper, Senior Vice President, Advance Planning and President of Mayflower National Life Insurance Company, under the Plan will be based 66.7% on the achievement of financial criteria and 33.3% on BPOs. The financial criteria for Mr. Shipper is a target amount of net pre-need contribution (i.e., pre-need sales plus related insurance commissions less cancellations and expenses). The foregoing is a summary of the performance plan definitions and performance criteria for 2006 for the Plan with respect to the named executive officers and is qualified in its entirety by reference to the description thereof contained in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Performance Plan Definitions and Performance Criteria for 2006 for the Alderwoods Support Function Annual Incentive Plan.

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SIGNATURE

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alderwoods Group, Inc.
(Registrant)

By:	/s/ ELLEN NEEMAN
Ellen Neeman
Senior Vice President, Legal & Compliance

Date:  March 3, 2006

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Performance Plan Definitions and Performance Criteria for 2006 for the Alderwoods Support Function Annual Incentive Plan.